Marketable Securities	12 Months Ended
Mar. 31, 2014
Marketable Securities [Abstract]
Marketable Securities

3. Marketable Securities

The Company acquired equity securities listed in Hong Kong.

	March 31,
	2013	2014

Cost	$5,982	$5,982

Market value	$6,168	$5,303

Unrealized gain (loss) for the years ended March 31, 2012, 2013 and 2014 were $nil, $186 and $(865), respectively.

Net proceeds from sale of marketable securities for the years ended March 31, 2012, 2013 and 2014 were $4,251, $2,361 and $nil, respectively and realized gain from sale of marketable securities for the years ended March 31, 2012, 2013 and 2014 were $22, $360 and $nil, respectively. For the purposes of determining realized gains and losses, the cost of securities sold was determined based on the average cost method.

The marketable securities were classified as Level 1 of the hierarchy established under ASC No. 820 because the valuations were based on quoted prices for identical securities in active markets.